Filed pursuant to Rule 497(e)

File Nos. 033-68666 and 811-08004

AMG FUNDS IV

AMG River Road Dividend All Cap Value Fund

Supplement dated July 20, 2026 to the Prospectus and Statement of Additional Information,

each dated March 1, 2026

The following information supplements and supersedes any information to the contrary relating to AMG River Road Dividend All Cap Value Fund (the “Fund”), a series of AMG Funds IV (the “Trust”), contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective immediately, Brett T. Leary is added as a portfolio manager of the Fund, and Mr. Leary, Thomas S. Forsha, and Andrew R. McIntosh serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the Fund. Accordingly, all references to the portfolio managers of the Fund in the Prospectus and SAI shall refer to Messrs. Leary, Forsha and McIntosh.

Effective immediately, the Prospectus is revised as follows:

The section under “Summary of the Funds – AMG River Road Dividend All Cap Value Fund” titled “Portfolio Management – Portfolio Managers” on page 5 is deleted and replaced with the following:

Portfolio Managers

Thomas S. Forsha, CFA

Senior Portfolio Manager of River Road;

Portfolio Manager of the Fund since June 2007.

Andrew R. McIntosh, CFA

Portfolio Manager of River Road;

Portfolio Manager of the Fund since April 2018.

Brett T. Leary

Portfolio Manager of River Road;

Portfolio Manager of the Fund since July 2026.

The table in the section titled “Additional Information About the Funds – Fund Management – AMG River Road Dividend All Cap Value Fund” on page 36 is supplemented by adding the following row:

Brett T. Leary

Portfolio Manager of the Fund since July 2026. Mr. Leary is a portfolio manager for River Road’s Dividend All-Cap Value portfolio. Since joining River Road in 2017, he has held several investment-related roles, including senior equity research analyst and Manager, Investment Data. Mr. Leary joined River Road in 2017 and holds equity in the firm.

Education

•

BSBA in Finance and BS in Economics, University of Louisville

In addition, effective immediately, the SAI is revised as follows:

The section titled “Management of the Funds – Portfolio Managers of the Funds – Other Accounts Managed by the Portfolio Managers” beginning on page 88 is supplemented by adding the following information for Mr. Leary, which is as of June 30, 2026:

Portfolio Manager: Brett T. Leary

Type of Account	Number of Accounts Managed	Total Assets Managed ($ Millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ Millions)
Registered Investment Companies	None	$0	None	$0
Other Pooled Investment Vehicles	3	$360	None	$0
Other Accounts	10	$91	None	$0

The section titled “Management of the Funds – Portfolio Managers of the Funds – Portfolio Managers’ Ownership of Fund Shares” on page 91 is supplemented by adding the following information for Mr. Leary, which is as of June 30, 2026:

All Cap Value Fund

Mr. Leary: $100,001 to $500,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE